UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 26, 2014

American Apparel, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On March 26, 2014, American Apparel, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, acting as representative of the underwriters named therein (the “Underwriters”), in connection with the public offering and sale by the Company of 61,645,000 shares (the “Shares”) of the Company’s common stock of the par value of $0.0001 per share (“Common Stock”), including 645,000 shares of Common Stock, at the Underwriters’ option, to cover over-allotments, at a price to the public of $0.50 per Share.

The Company estimates that the net proceeds from the sale of Shares, after deducting underwriting discounts and commissions and estimated offering expenses payable by it, are approximately $28.5 million.  The Company intends to use the net proceeds of the offering to fund working capital and for general corporate purposes, including the April cash interest payment on its senior secured notes.

The Shares are being offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-192863) (the “Registration Statement”), which was filed with the Commission on December 13, 2013.  The closing with respect to the sale of the Shares is expected to occur on March 31, 2014.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

In connection with the offering of the Shares described above, the Company is filing certain exhibits as part of this Current Report on Form 8-K (Exhibits 1.1, 5.1 and 23.1) that are to be incorporated by reference in their entirety into the Registration Statement.

On March 26, 2014, the Company issued a press release announcing the pricing of the offering of the Shares described above. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 26, 2014, by and between American Apparel, Inc. and Roth Capital Partners, LLC
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
99.1	Press release, dated March 26, 2014, of the Company

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: March 31, 2014	By:	/s/ John Luttrell
Name: John Luttrell
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 26, 2014, by and between American Apparel, Inc. and Roth Capital Partners, LLC
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
99.1	Press release, dated March 26, 2014, of the Company